                                                                  EXHIBIT 10.8.1


                                                                   [EXODUS LOGO]
ORDER FORM

CUSTOMER                                     BILL TO

     Freerealtime.com                             Freerealtime.com
     FIF001                                       217 10th Ave. South West
                                                  Calgary Alberta T2ROAG


Quote Date: January 06, 2000          IDC: LA/Irvine       Payment Terms: Net 30
Form #: 1-30GV1      Revision: 1      Sales Person: Corbin Matousek
Valid From:          Through:         Order Status: Final    Order Type: Upgrade

Requested Service Date: 12/21/1999    Initial Term: 6 Months [SIG]

                                                            Monthly                      Extended      Extended
                                                           Recurring    Non-Recurring    Monthly     Non-Recurring
Line      Services       Description*       IDC      Qty      Cost          Cost           Fees          Fees
----      --------       ------------       ---      ---   ----------   -------------   ----------   -------------
  1   EXOD-FAST-LSU100   100 Mbps base   LA/Irvine    1    $69,769.70       $0.00       $69,769.70       $0.00
                         Fast Ethernet

  2   EXOD-FAST-U90      90 Mbps base    LA/Irvine   -1   -$62,799.75       $0.00      -$62,799.75       $0.00
                         Fast Ethernet
                         with 100 Mbps
                         burstability
                                                                                        ==========       =====
     Total                                                                              $ 6,969.95       $0.00


Variable Usage above Base

     EXO-FAST-UV         Variable Usage  LA/Irvine    0    $   800.00
                         Cost above
                         base


--------
*More detailed descriptions of the Services are contained in the specification sheets and/or Scope of Work for each service, which are incorporated herein and made a part hereof by this reference.

                                                     Customer's initials  [SIG]
                                                                        --------

                                                    Order Form: 1-30GV1   Rev: 1
[EXODUS LOGO]
Exodus Communications, Inc.   Proprietary and Confidential   rev. 8/99
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